POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company pertaining to the following annuity contracts and account options:
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan III, Advanced Series Apex, Advanced Series Apex II, Advanced Series XTra Credit Four, Advanced Series XTra Credit Four Premier, Advanced Series XTra Credit Six, Advanced Series XTra Credit Eight, Advanced Series LifeVest II, Advanced Series LifeVest II Premier, Optimum, Optimum Four, Optimum Plus, Optimum XTra, Stagecoach Advisor Plan III, Stagecoach Apex, Stagecoach Apex II, and Stagecoach XTra Credit Six
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan II, Advanced Series Advisor Plan II Premier, Advanced Series Advisors Choice 2000, Advanced Series Impact, Advanced Series LifeVest, Advanced Series LifeVest Premier, Advanced Series Protector, Advanced Series XTra Credit, Advanced Series XTra Credit Premier, Harvester Variable Annuity, Harvester XTra Credit, Galaxy 2, Galaxy 3, Stagecoach XTra Credit, Stagecoach Variable Annuity, Stagecoach Variable Annuity Flex, and Stagecoach Variable Annuity Plus
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan
Guaranteed Maturity Annuity
FlexGuard B Series Index Strategy Options
FlexGuard Income B Series Index Strategy Options

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.:  811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 13, 2025.

/s/ Ciara A. Burnham
Ciara A. Burnham
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company pertaining to the following annuity contracts and account options:
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan III, Advanced Series Apex, Advanced Series Apex II, Advanced Series XTra Credit Four, Advanced Series XTra Credit Four Premier, Advanced Series XTra Credit Six, Advanced Series XTra Credit Eight, Advanced Series LifeVest II, Advanced Series LifeVest II Premier, Optimum, Optimum Four, Optimum Plus, Optimum XTra, Stagecoach Advisor Plan III, Stagecoach Apex, Stagecoach Apex II, and Stagecoach XTra Credit Six
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan II, Advanced Series Advisor Plan II Premier, Advanced Series Advisors Choice 2000, Advanced Series Impact, Advanced Series LifeVest, Advanced Series LifeVest Premier, Advanced Series Protector, Advanced Series XTra Credit, Advanced Series XTra Credit Premier, Harvester Variable Annuity, Harvester XTra Credit, Galaxy 2, Galaxy 3, Stagecoach XTra Credit, Stagecoach Variable Annuity, Stagecoach Variable Annuity Flex, and Stagecoach Variable Annuity Plus
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan
Guaranteed Maturity Annuity
FlexGuard B Series Index Strategy Options
FlexGuard Income B Series Index Strategy Options

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.:  811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 12, 2025.

/s/ Jeffrey T. Condit
Jeffrey T. Condit
Principal Accounting Officer

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company pertaining to the following annuity contracts and account options:
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan III, Advanced Series Apex, Advanced Series Apex II, Advanced Series XTra Credit Four, Advanced Series XTra Credit Four Premier, Advanced Series XTra Credit Six, Advanced Series XTra Credit Eight, Advanced Series LifeVest II, Advanced Series LifeVest II Premier, Optimum, Optimum Four, Optimum Plus, Optimum XTra, Stagecoach Advisor Plan III, Stagecoach Apex, Stagecoach Apex II, and Stagecoach XTra Credit Six
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan II, Advanced Series Advisor Plan II Premier, Advanced Series Advisors Choice 2000, Advanced Series Impact, Advanced Series LifeVest, Advanced Series LifeVest Premier, Advanced Series Protector, Advanced Series XTra Credit, Advanced Series XTra Credit Premier, Harvester Variable Annuity, Harvester XTra Credit, Galaxy 2, Galaxy 3, Stagecoach XTra Credit, Stagecoach Variable Annuity, Stagecoach Variable Annuity Flex, and Stagecoach Variable Annuity Plus
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan
Guaranteed Maturity Annuity
FlexGuard B Series Index Strategy Options
FlexGuard Income B Series Index Strategy Options

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.:  811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 12, 2025.

/s/ Douglas A. French
Douglas A. French
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company pertaining to the following annuity contracts and account options:
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan III, Advanced Series Apex, Advanced Series Apex II, Advanced Series XTra Credit Four, Advanced Series XTra Credit Four Premier, Advanced Series XTra Credit Six, Advanced Series XTra Credit Eight, Advanced Series LifeVest II, Advanced Series LifeVest II Premier, Optimum, Optimum Four, Optimum Plus, Optimum XTra, Stagecoach Advisor Plan III, Stagecoach Apex, Stagecoach Apex II, and Stagecoach XTra Credit Six
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan II, Advanced Series Advisor Plan II Premier, Advanced Series Advisors Choice 2000, Advanced Series Impact, Advanced Series LifeVest, Advanced Series LifeVest Premier, Advanced Series Protector, Advanced Series XTra Credit, Advanced Series XTra Credit Premier, Harvester Variable Annuity, Harvester XTra Credit, Galaxy 2, Galaxy 3, Stagecoach XTra Credit, Stagecoach Variable Annuity, Stagecoach Variable Annuity Flex, and Stagecoach Variable Annuity Plus
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan
Guaranteed Maturity Annuity
FlexGuard B Series Index Strategy Options
FlexGuard Income B Series Index Strategy Options

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.:  811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 12, 2025.

/s/ Greta Hager
Greta Hager
Director, Executive Vice President and
Chief Executive Officer

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company pertaining to the following annuity contracts and account options:
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan III, Advanced Series Apex, Advanced Series Apex II, Advanced Series XTra Credit Four, Advanced Series XTra Credit Four Premier, Advanced Series XTra Credit Six, Advanced Series XTra Credit Eight, Advanced Series LifeVest II, Advanced Series LifeVest II Premier, Optimum, Optimum Four, Optimum Plus, Optimum XTra, Stagecoach Advisor Plan III, Stagecoach Apex, Stagecoach Apex II, and Stagecoach XTra Credit Six
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan II, Advanced Series Advisor Plan II Premier, Advanced Series Advisors Choice 2000, Advanced Series Impact, Advanced Series LifeVest, Advanced Series LifeVest Premier, Advanced Series Protector, Advanced Series XTra Credit, Advanced Series XTra Credit Premier, Harvester Variable Annuity, Harvester XTra Credit, Galaxy 2, Galaxy 3, Stagecoach XTra Credit, Stagecoach Variable Annuity, Stagecoach Variable Annuity Flex, and Stagecoach Variable Annuity Plus
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan
Guaranteed Maturity Annuity
FlexGuard B Series Index Strategy Options
FlexGuard Income B Series Index Strategy Options

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.:  811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 12, 2025.

/s/ Alon Neches
Alon Neches
Director, President and
Chief Executive Officer

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company pertaining to the following annuity contracts and account options:
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan III, Advanced Series Apex, Advanced Series Apex II, Advanced Series XTra Credit Four, Advanced Series XTra Credit Four Premier, Advanced Series XTra Credit Six, Advanced Series XTra Credit Eight, Advanced Series LifeVest II, Advanced Series LifeVest II Premier, Optimum, Optimum Four, Optimum Plus, Optimum XTra, Stagecoach Advisor Plan III, Stagecoach Apex, Stagecoach Apex II, and Stagecoach XTra Credit Six
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan II, Advanced Series Advisor Plan II Premier, Advanced Series Advisors Choice 2000, Advanced Series Impact, Advanced Series LifeVest, Advanced Series LifeVest Premier, Advanced Series Protector, Advanced Series XTra Credit, Advanced Series XTra Credit Premier, Harvester Variable Annuity, Harvester XTra Credit, Galaxy 2, Galaxy 3, Stagecoach XTra Credit, Stagecoach Variable Annuity, Stagecoach Variable Annuity Flex, and Stagecoach Variable Annuity Plus
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan
Guaranteed Maturity Annuity
FlexGuard B Series Index Strategy Options
FlexGuard Income B Series Index Strategy Options

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.:  811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 13, 2025.

/s/ Richard Patching
Richard Patching
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company pertaining to the following annuity contracts and account options:
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan III, Advanced Series Apex, Advanced Series Apex II, Advanced Series XTra Credit Four, Advanced Series XTra Credit Four Premier, Advanced Series XTra Credit Six, Advanced Series XTra Credit Eight, Advanced Series LifeVest II, Advanced Series LifeVest II Premier, Optimum, Optimum Four, Optimum Plus, Optimum XTra, Stagecoach Advisor Plan III, Stagecoach Apex, Stagecoach Apex II, and Stagecoach XTra Credit Six
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan II, Advanced Series Advisor Plan II Premier, Advanced Series Advisors Choice 2000, Advanced Series Impact, Advanced Series LifeVest, Advanced Series LifeVest Premier, Advanced Series Protector, Advanced Series XTra Credit, Advanced Series XTra Credit Premier, Harvester Variable Annuity, Harvester XTra Credit, Galaxy 2, Galaxy 3, Stagecoach XTra Credit, Stagecoach Variable Annuity, Stagecoach Variable Annuity Flex, and Stagecoach Variable Annuity Plus
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan
Guaranteed Maturity Annuity
FlexGuard B Series Index Strategy Options
FlexGuard Income B Series Index Strategy Options

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.:  811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 13, 2025.

/s/ Brian T. Schreiber
Brian T. Schreiber
Director and Chairman

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company pertaining to the following annuity contracts and account options:
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan III, Advanced Series Apex, Advanced Series Apex II, Advanced Series XTra Credit Four, Advanced Series XTra Credit Four Premier, Advanced Series XTra Credit Six, Advanced Series XTra Credit Eight, Advanced Series LifeVest II, Advanced Series LifeVest II Premier, Optimum, Optimum Four, Optimum Plus, Optimum XTra, Stagecoach Advisor Plan III, Stagecoach Apex, Stagecoach Apex II, and Stagecoach XTra Credit Six
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan II, Advanced Series Advisor Plan II Premier, Advanced Series Advisors Choice 2000, Advanced Series Impact, Advanced Series LifeVest, Advanced Series LifeVest Premier, Advanced Series Protector, Advanced Series XTra Credit, Advanced Series XTra Credit Premier, Harvester Variable Annuity, Harvester XTra Credit, Galaxy 2, Galaxy 3, Stagecoach XTra Credit, Stagecoach Variable Annuity, Stagecoach Variable Annuity Flex, and Stagecoach Variable Annuity Plus
Market Value Adjusted Fixed Allocation Investment Option for: Advanced Series Advisor Plan
Guaranteed Maturity Annuity
FlexGuard B Series Index Strategy Options
FlexGuard Income B Series Index Strategy Options

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.:  811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 13, 2025.

/s/ Samuel J. Weinhoff
Samuel J. Weinhoff
Director